UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 8, 2024
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On November 8, 2024, First Watch Restaurants, Inc. (“FWRI”), a wholly-owned subsidiary of First Watch Restaurant Group, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with (i) Good Morning Carolinas, LLC (“GMC”) and (ii) GMC’s owners, including Houston Pizza Venture LP, HPV-C, LLC, FV3, LLC, Christopher Osborn, Michael White and Joseph Seaman (collectively, the “Owners”), pursuant to which FWRI will acquire substantially all of the assets of GMC related to 15 franchise-owned First Watch restaurants and one restaurant under development located in North Carolina and South Carolina for an aggregate purchase price of $49 million on a cash-free, debt-free basis, subject to adjustments based on the amount of (a) landlord security deposits, (b) deposits for electricity, telephone or otherwise, advance payments, and prepaid charges and expenses, including any rights of set-off and credits included in the purchased assets, (c) gift card liabilities, (d) inventory and (e) certain post-closing adjustments, as set forth in the Asset Purchase Agreement. A portion of the purchase price equal to $1.225 million will be held back by FWRI for a period of six months following the closing to cover shortfalls in minimum cash drawer amounts or inventory levels, as insurance for payment of current liabilities, and as a non-exclusive indemnification fund. In addition, an amount of the purchase price equal to $2.940 million will be placed into an escrow account for a period of 18 months following the closing as a non-exclusive indemnification fund.
The Asset Purchase Agreement contains customary representations, warranties and covenants, and provides for customary indemnification obligations of and by the parties. The consummation of the transactions contemplated by the Asset Purchase Agreement is subject to customary closing conditions and the restaurants maintaining a minimum profit performance level and operational standards as set forth in the Asset Purchase Agreement. The Asset Purchase Agreement also includes confidentiality provisions applicable to GMC and the Owners and non-competition and non-solicitation provisions that are applicable to GMC and the Owners for a period of five years following the closing.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1.
Item 7.01 -Regulation FD Disclosure.
On November 11, 2024, the Company issued a press release announcing the Company’s execution of the Asset Purchase Agreement. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Forward-Looking Statements
In addition to historical information, this Current Report contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning First Watch’s acquisitions of franchise-owned restaurants, possible or assumed future results of operations, business strategies, competitive position, industry environment and potential growth. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “target,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “outlook,” “guidance,” “on track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this Current Report are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: one or more closing conditions to the proposed transaction not being satisfied or waived, unexpected costs, charges or expenses resulting from the proposed transaction, uncertainty regarding the Russia-Ukraine war, Israel-Hamas war and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; adverse effects of the COVID-19 pandemic or other infectious diseases; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our largest stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.
Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
2.1*	Asset Purchase Agreement dated as of November 8, 2024, by and among Good Morning Carolinas, LLC, its owners, and First Watch Restaurants, Inc.
99.1	Press Release of First Watch Restaurant Group, Inc. dated November 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Disclosure schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the SEC upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: November 12, 2024	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary